Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION, IDENTIFIED BY BRACKETED ASTERISKS “[*****]”, HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXTENSION AGREEMENT

TO THE

MASTER FRAMEWORK AGREEMENT FOR ETJ COLLABORATION

This Extension (hereinafter “EXTENSION AGREEMENT”) dated as of as of December 11, 2023 (“EXTENSION DATE”) is agreed by and between:

Axens North America, Inc., a Delaware corporation and a wholly owned affiliate of Axens S.A. (France), having its principal place of business at 1800 St. James Place, Suite 500, Houston, TX 77056, USA (hereinafter referred to as “AXENS”); and

Gevo, Inc., a company organized under the laws of the State of Delaware, having its principal place of business at 345 Inverness Drive South, Building C, Suite 310, Englewood, CO 80112 (hereinafter referred to as “GEVO”),

AXENS and GEVO hereinafter collectively referred to as “PARTIES” and each individually as a “PARTY”.

BACKGROUND:

A.	The PARTIES are party to that Master Framework Agreement for Ethanol to Jet Collaboration, effective as of September 22, 2021 (“MFA”).

B.	The PARTIES are party to that Side Agreement to the Master Framework Agreement (ETJ), effective as of May 5, 2023 (“SIDE AGREEMENT”).

C.	[*****].

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Parties hereto agree to the following:

1.	DEFINITIONS

1.1.	Except as otherwise expressly provided, capitalized terms as used herein shall have the meanings assigned to them in MFA and shall include the plural as well as the singular.

2.	EXTENSION

2.1.	AXENS and GEVO mutually agree to extend the INITIAL TERM of the MFA for three (3) months, pursuant to section 13.2 of the MFA, without consideration of the [*****] and [*****] requirements, and the non-payment of the [*****] EXCLUSIVITY FEE. For clarity, the MFA (including the exclusivity) is now extended until March 22, 2024. After this date, any further extension of the MFA and the exclusivity shall be mutually agreed in writing by the Parties.

2.2.	AXENS agrees that GEVO is not in breach of the MFA relating to any non-payment of the [*****] EXCLUSIVITY FEE and that the MFA and all mutual exclusivity terms thereunder is in full force and effect, notwithstanding the terms of Section 3.4 of the MFA. AXENS has not issued and shall not issue any notice or claim of breach of the MFA relating to non-payment of the [*****] EXCLUSIVITY FEE, and shall not suspend the MFA or any exclusivity (including Sections 3.4, 3.5, 3.6, 7.2 and Schedule B) under the MFA before the expiry of the INITIAL TERM as extended under Section 2.1 above.

2.3.	Except as amended hereby, the MFA shall remain in force and effect in accordance with its terms as currently written.

2.4.	This EXTENSION AGREEMENT may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this EXTENSION AGREEMENT, including executed signature pages, by electronic transmission (including pdf, scanned copies or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) will constitute effective execution and delivery of this EXTENSION AGREEMENT for all purposes and the PARTIES agree that it shall have the same force of evidence as an inked original and that electronic signature shall bound the PARTIES as if they had proceeded with handwritten signatures.

2.5.	This EXTENSION AGREEMENT and any dispute arising therefrom shall be governed by, construed and resolved in accordance with the terms set forth under Section 18 of the MFA (Governing Law And Dispute Resolution).

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IN WITNESS WHEREOF, the PARTIES hereto have caused this EXTENSION AGREEMENT to be executed via electronic signature by their duly authorized representatives and to be made effective as of the date of the last signature as written below.

GEVO, INC		AXENS NORTH AMERICA, INC.

By:	/s/ Patrick Gruber	By:	/s/ Christian Vaute
Name: Patrick Gruber		Name: Christian Vaute
Title: Chief Executive Officer		Title: Chief Executive Officer
Date: December 11, 2023		Date: December 11, 2023

By:	/s/ Paul Bloom	By:	/s/ Anthony Ferrell
Name: Paul Bloom		Name: Anthony Ferrell
Title: Chief Carbon Officer & Chief Innovation Officer		Title: Chief Commercial Officer
Date: December 12, 2023		Date: December 11, 2023

Signature Page to MFA Amendment